UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Income Builder NextShares (EVGBC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/nextsharesdocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a financial advisor, broker-dealer or bank).

You may elect to receive all future Fund shareholder reports in paper free of charge. You can contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary.

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2019

Eaton Vance

Global Income Builder NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	14 and 38

Federal Tax Information	15

Management and Organization	39

Important Notices	42

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%; while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI

EAFE Index of developed-market international equities returned 11.04%; and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Global Income Builder NextShares (the Fund) returned 11.48% at net asset value (NAV), underperforming its primary benchmark, the MSCI World Index (the Index), which returned 12.69%; but outperforming its Blended Index consisting of 65% the Index and 35% the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofAML Index), which returned 10.97%.

While the Fund’s common stock and preferred allocations outperformed the Index during the period, the Fund’s high yield allocation detracted from relative performance versus the Index.

The Fund’s allocation to high yield securities outperformed the broad high yield market as measured by the ICE BofAML Index, but underperformed the Index. The outperformance of the high yield allocation relative to the broad high yield market was driven largely by security selection in the energy sector and in CCC-rated9 corporate bonds, plus security selection and an overweight exposure to BBB-rated bonds, relative to the ICE BofAML Index. As of period-end, the Fund had 38.14% of its total investments in high yield income securities rated below investment grade.

Within the Fund’s common stock allocation, returns relative to the Index were hurt by stock selections in the consumer discretionary, financials, energy, and communication services sectors.

In consumer discretionary, the Fund’s overweight position, relative to the Index, in jewelry retailer Tiffany & Co. (Tiffany) detracted from Fund performance. Tiffany’s stock declined in price on concerns about its growth prospects and lack of progress in repositioning the Tiffany brand. By period-end, Tiffany was sold from the Fund.

In contrast, stock selections in the industrials, health care, and utilities sectors helped returns relative to the Index. Within industrials, the Fund’s overweight position in London-based Melrose Industries PLC (Melrose), an investment company that specializes in industrial turnarounds, contributed to returns relative to the Index. Melrose’s stock price rose after the company reported its turnaround of GKN PLC, an automotive and aerospace firm acquired in early 2018, was proceeding well.

The Fund’s preferred securities allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) added to Fund performance versus the Index as well. The preferred securities allocation outperformed both the Index and the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

2

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Performance2,3,4

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Eaton Vance and Boston Management and Research

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years	Since Fund Inception
Fund at NAV	03/30/2016	11/30/2005	11.48%	6.01%	7.78%	7.92%
Fund at Market Price	03/30/2016	03/30/2016	11.42	—	—	7.92
MSCI World Index	—	—	12.69%	7.58%	9.47%	10.90%
ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index	—	—	7.47	4.47	7.00	7.67
Blended Index	—	—	10.97	6.56	8.69	9.83

% Total Annual Operating Expense Ratios[5]
Gross						2.38%
Net						0.86

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Global Income Builder NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

3

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Fund Profile6

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	2.4%

Microsoft Corp.	1.9

Amazon.com, Inc.	1.8

Apple, Inc.	1.3

Melrose Industries PLC	1.1

Walt Disney Co. (The)	1.1

Amadeus IT Group SA	1.1

NextEra Energy, Inc.	1.0

Facebook, Inc., Class A	0.9

ORIX Corp.	0.9

Total	13.5%

Asset Allocation (% of net assets)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions. As exchange-traded securities, NextShares can operate with low transfer agency expenses by utilizing the same highly efficient share processing system as used for exchange-listed stocks and ETFs.

Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to December 7, 2015, the Portfolio Investor invested at least 80% of net assets in dividend-paying common and preferred stocks. Effective December 7, 2015, the Portfolio Investor changed its name and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Portfolio Investor was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.

[5]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[9]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period* (5/1/19 – 10/31/19)		Annualized Expense Ratio

Actual
	$1,000.00	$1,035.00	$4.36	**	0.85%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.90	$4.33	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Investment in Global Income Builder Portfolio, at value (identified cost, $5,773,322)	$6,287,698

Receivable from affiliates	9,801

Total assets	$6,297,499

Liabilities

Payable to affiliates:

Administration fee	$775

Operations agreement fee	258

Trustees’ fees	42

Accrued expenses	114,006

Total liabilities	$115,081

Net Assets	$6,182,418

Sources of Net Assets

Paid-in capital	$8,157,251

Accumulated loss	(1,974,833)

Total	$6,182,418

Net Asset Value Per Share

($6,182,418 ÷ 625,000 shares issued and outstanding)	$9.89

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $19,806)	$197,554

Interest allocated from Portfolio (net of foreign taxes, $477)	147,849

Expenses allocated from Portfolio	(42,163)

Total investment income from Portfolio	$303,240

Expenses

Administration fee	$8,959

Operations agreement fee	2,986

Trustees’ fees and expenses	500

Custodian fee	28,943

Transfer and dividend disbursing agent fees	13,800

Legal and accounting services	26,223

Printing and postage	7,969

Listing fee	7,200

Intraday pricing fee	12,000

Miscellaneous	2,970

Total expenses	$111,550

Deduct —

Allocation of expenses to affiliates	$101,340

Total expense reductions	$101,340

Net expenses	$10,210

Net investment income	$293,030

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(125,607)

Financial futures contracts	(7,492)

Foreign currency transactions	(1,697)

Net realized loss	$(134,796)

Change in unrealized appreciation (depreciation) —

Investments	$470,568

Foreign currency	403

Net change in unrealized appreciation (depreciation)	$470,971

Net realized and unrealized gain	$336,175

Net increase in net assets from operations	$629,205

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$293,030	$215,125

Net realized gain (loss)	(134,796)	164,560 (1)

Net change in unrealized appreciation (depreciation)	470,971	(449,277)

Net increase (decrease) in net assets from operations	$629,205	$(69,592)

Distributions to shareholders	$(610,582)	$(682,300)

Tax return of capital to shareholders	$(81,231)	$—

Transactions in Fund shares —

Proceeds from sale of shares	$—	$3,058,108

Cost of shares redeemed	—	(2,784,443)

Transaction fees	—	984

Net increase in net assets from Fund share transactions	$—	$274,649

Other capital —

Portfolio transaction fee contributed to Portfolio	$(2,621)	$(2,754)

Portfolio transaction fee allocated from Portfolio	4,247	3,648

Net increase in net assets from other capital	$1,626	$894

Net decrease in net assets	$(60,982)	$(476,349)

Net Assets

At beginning of year	$6,243,400	$6,719,749

At end of year	$6,182,418	$6,243,400

Changes in shares outstanding

Shares outstanding, beginning of year	625,000	600,000

Shares sold	—	275,000

Shares redeemed	—	(250,000)

Shares outstanding, end of year	625,000	625,000

(1)	Includes $7,081 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Financial Highlights

	Year Ended October 31,					Period Ended October 31, 2016(1)(2)
	2019	2018		2017(1)

Net asset value — Beginning of period	$9.990	$11.200		$10.140		$10.000

Income (Loss) From Operations

Net investment income(3)	$0.469	$0.358		$0.502		$0.193

Net realized and unrealized gain (loss)	0.535	(0.435)		1.073		0.091

Total income (loss) from operations	$1.004	$(0.077)		$1.575		$0.284

Less Distributions

From net investment income	$(0.369)	$(1.083)		$(0.519)		$(0.150)

From net realized gain	(0.608)	(0.051)		—		—

Tax return of capital	(0.130)	—		—		—

Total distributions	$(1.107)	$(1.134)		$(0.519)		$(0.150)

Portfolio transaction fee, net(3)	$0.003	$0.001		$0.004		$0.006

Net asset value — End of period	$9.890	$9.990		$11.200		$10.140

Total Return on Net Asset Value(4)(5)	11.48%	(1.10)%		15.89%		2.90	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,182	$6,243		$6,720		$14,700

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	0.88%	0.91	%(8)	0.91	%(8)	0.90	%(9)

Net investment income	4.91%	3.32%		4.71%		3.22	%(9)

Portfolio Turnover of the Portfolio	86%	102%		143%		66	%(6)(10)

(1)	Per share data reflect a 2-for-1 share split effective March 9, 2018.

(2)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(5)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 1.70%, 1.57%, 0.57% and 2.08% of average daily net assets for the years ended October 31, 2019, 2018 and 2017 and the period ended October 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Includes interest expense, including allocated from the Portfolio, of 0.01% and 0.01% for the years ended October 31, 2018 and October 31, 2017, respectively.

(9)	Annualized.

(10)	For the period from the Portfolio’s start of business, March 28, 2016, to October 31, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.1% at October 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$230,479	$650,397

Long-term capital gains	$380,103	$31,903

Tax return of capital	$81,231	$—

During the year ended October 31, 2019, accumulated loss was increased by $37,580 and paid-in capital was increased by $37,580 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(69,765)

Net unrealized depreciation	$(1,905,068)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $69,765 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $69,765 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. Prior to May 1, 2019, the fee was computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and was payable monthly. On Direct Assets of $500 million and over, the annual fee was reduced. Effective May 1, 2019, pursuant to a fee reduction agreement between the Trust on behalf of the Fund and EVM, the annual investment adviser fee rate on Direct Assets up to $500 million was reduced to 0.55%. The annual fee rate was also reduced on Direct Assets of $500 million and over. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of the holders of interest in the Fund.

Pursuant to an investment sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2019, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2019, the administration fee amounted to $8,959.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended October 31, 2019, the operations agreement fee amounted to $2,986 or 0.05% of the Fund’s average daily net assets.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.85% (0.90% prior to May 1, 2019) of the Fund’s average daily net assets through February 29, 2020. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and EVAIL were allocated $101,340 in total of the Fund’s operating expenses for the year ended October 31, 2019.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

12

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Notes to Financial Statements — continued

4  Investment Transactions

For the year ended October 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $99,570 and $785,690, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1J of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At October 31, 2019, EVM owned approximately 93% of the outstanding shares of the Fund.

13

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust and Shareholders of Eaton Vance Global Income Builder NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

14

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Business Income.  For the fiscal year ended October 31, 2019, the Fund designates $3,758, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $211,824, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 15.83% qualifies for the corporate dividends received deduction.

15

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments

Common Stocks — 56.3%
Security	Shares	Value

Aerospace & Defense — 1.1%

Airbus SE	14,552	$2,087,604

CAE, Inc.	51,400	1,289,000

		$3,376,604

Banks — 4.0%

Banco Santander SA	369,140	$1,482,207

Bank of America Corp.	37,700	1,178,879

Canadian Imperial Bank of Commerce	20,021	1,707,204

Citigroup, Inc.	31,192	2,241,457

ING Groep NV	95,160	1,077,543

KBC Group NV	14,000	984,400

KeyCorp	84,054	1,510,450

UniCredit SpA	62,042	787,129

Wells Fargo & Co.	19,013	981,641

		$11,950,910

Beverages — 1.9%

Anheuser-Busch InBev SA/NV	17,261	$1,393,263

Coca-Cola Co. (The)	46,276	2,518,803

Diageo PLC	41,038	1,679,725

		$5,591,791

Biotechnology — 0.5%

CSL, Ltd.	7,750	$1,366,761

		$1,366,761

Building Products — 0.6%

Assa Abloy AB, Class B	77,427	$1,838,765

		$1,838,765

Capital Markets — 0.6%

Morgan Stanley	39,336	$1,811,423

		$1,811,423

Chemicals — 1.4%

BASF SE	19,477	$1,480,626

Chr. Hansen Holding A/S	15,354	1,178,814

Sika AG	9,076	1,560,223

		$4,219,663

Construction & Engineering — 0.0%(1)

Abengoa SA, Class A(2)	36,194	$814

Security	Shares	Value

Construction & Engineering (continued)

Abengoa SA, Class B(2)	374,261	$4,063

		$4,877

Consumer Finance — 0.9%

Capital One Financial Corp.	20,102	$1,874,512

OneMain Holdings, Inc.	21,418	856,720

		$2,731,232

Diversified Financial Services — 1.6%

Berkshire Hathaway, Inc., Class B(2)	9,963	$2,117,934

ORIX Corp.	163,587	2,570,752

		$4,688,686

Electric Utilities — 1.4%

Iberdrola SA	145,878	$1,499,479

NextEra Energy, Inc.	12,094	2,882,484

		$4,381,963

Electrical Equipment — 1.1%

Melrose Industries PLC	1,172,892	$3,241,506

		$3,241,506

Electronic Equipment, Instruments & Components — 1.1%

CDW Corp.	8,423	$1,077,386

Keyence Corp.	3,419	2,161,821

		$3,239,207

Energy Equipment & Services — 0.3%

Schlumberger, Ltd.	32,153	$1,051,082

		$1,051,082

Entertainment — 1.4%

Nintendo Co., Ltd.	2,882	$1,057,081

Walt Disney Co. (The)	24,723	3,212,012

		$4,269,093

Equity Real Estate Investment Trusts (REITs) — 1.1%

American Tower Corp.	9,927	$2,164,880

Equity Residential	13,291	1,178,380

		$3,343,260

16	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 0.3%

BJ’s Wholesale Club Holdings, Inc.(2)	33,544	$895,625

		$895,625

Food Products — 1.3%

Mondelez International, Inc., Class A	35,099	$1,840,942

Nestle SA	18,107	1,937,111

		$3,778,053

Health Care Equipment & Supplies — 2.4%

Baxter International, Inc.	19,392	$1,487,367

Boston Scientific Corp.(2)	44,336	1,848,811

Danaher Corp.	10,539	1,452,485

Intuitive Surgical, Inc.(2)	2,933	1,621,802

Straumann Holding AG	841	751,418

		$7,161,883

Health Care Providers & Services — 0.5%

Anthem, Inc.	6,028	$1,622,014

		$1,622,014

Hotels, Restaurants & Leisure — 0.5%

Compass Group PLC	53,645	$1,428,249

		$1,428,249

Household Products — 0.7%

Kimberly-Clark Corp.	7,501	$996,733

Reckitt Benckiser Group PLC	14,923	1,154,766

		$2,151,499

Industrial Conglomerates — 0.5%

DCC PLC	15,801	$1,481,809

		$1,481,809

Insurance — 2.0%

AIA Group, Ltd.	130,935	$1,303,879

Aviva PLC	257,540	1,388,152

Chubb, Ltd.	6,561	1,000,028

Progressive Corp. (The)	17,349	1,209,225

Prudential PLC	68,448	1,195,570

		$6,096,854

Interactive Media & Services — 3.5%

Alphabet, Inc., Class C(2)	5,641	$7,108,281

Security	Shares	Value

Interactive Media & Services (continued)

Facebook, Inc., Class A(2)	14,490	$2,777,008

Tencent Holdings, Ltd.	20,674	838,598

		$10,723,887

Internet & Direct Marketing Retail — 1.8%

Amazon.com, Inc.(2)	3,059	$5,434,803

		$5,434,803

IT Services — 1.7%

Amadeus IT Group SA	43,033	$3,183,506

Visa, Inc., Class A	10,167	1,818,470

		$5,001,976

Leisure Products — 0.8%

Yamaha Corp.	50,035	$2,330,093

		$2,330,093

Life Sciences Tools & Services — 0.5%

Lonza Group AG	4,321	$1,557,428

		$1,557,428

Machinery — 3.7%

Gardner Denver Holdings, Inc.(2)	61,984	$1,972,951

ITT, Inc.	37,914	2,253,987

Sandvik AB	81,455	1,439,092

SMC Corp.	3,289	1,420,982

Stanley Black & Decker, Inc.	15,727	2,379,967

Xylem, Inc.	23,831	1,827,599

		$11,294,578

Media — 0.0%(1)

Clear Channel Outdoor Holdings, Inc.(2)	3,400	$7,922

iHeartMedia, Inc., Class A(2)	375	5,378

		$13,300

Metals & Mining — 0.7%

Rio Tinto, Ltd.	31,702	$1,982,420

		$1,982,420

Multi-Utilities — 0.5%

CMS Energy Corp.	22,963	$1,467,795

		$1,467,795

17	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.4%

ConocoPhillips	34,536	$1,906,387

EOG Resources, Inc.	20,735	1,437,143

Exxon Mobil Corp.	26,385	1,782,835

Phillips 66	19,427	2,269,462

		$7,395,827

Personal Products — 0.6%

Unilever PLC	29,044	$1,739,124

		$1,739,124

Pharmaceuticals — 3.4%

Eli Lilly & Co.	14,727	$1,678,142

GlaxoSmithKline PLC	84,089	1,926,053

Novo Nordisk A/S, Class B	31,118	1,711,138

Sanofi	27,456	2,531,088

Zoetis, Inc.	18,714	2,393,895

		$10,240,316

Professional Services — 1.2%

Recruit Holdings Co., Ltd.	71,209	$2,366,563

Verisk Analytics, Inc.	8,454	1,223,294

		$3,589,857

Semiconductors & Semiconductor Equipment — 1.8%

ASML Holding NV	9,089	$2,382,357

Infineon Technologies AG	53,151	1,029,470

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	42,137	2,175,533

		$5,587,360

Software — 1.9%

Microsoft Corp.	40,728	$5,839,173

		$5,839,173

Specialty Retail — 1.7%

Industria de Diseno Textil SA	52,268	$1,628,713

Lowe’s Cos., Inc.	22,270	2,485,555

TJX Cos., Inc. (The)	19,787	1,140,721

		$5,254,989

Technology Hardware, Storage & Peripherals — 1.3%

Apple, Inc.	16,393	$4,077,923

		$4,077,923

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%

adidas AG	4,121	$1,273,911

LVMH Moet Hennessy Louis Vuitton SE	3,937	1,681,318

		$2,955,229

Wireless Telecommunication Services — 0.6%

Tele2 AB, Class B	134,316	$1,922,754

		$1,922,754

Total Common Stocks (identified cost $145,699,284)		$170,131,641

Preferred Stocks — 0.9%
Security	Shares	Value

Banks — 0.1%

Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	1,115	$120,978

IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	6,206	171,410

Wells Fargo & Co., Series Q, 5.85% to 9/15/23(4)	4,680	126,032

		$418,420

Equity Real Estate Investment Trusts (REITs) — 0.2%

CBL & Associates Properties, Inc., Series D, 7.375%	19,100	$174,001

SITE Centers Corp., Series A, 6.375%	10,450	282,150

SITE Centers Corp., Series K, 6.25%	1,950	50,056

		$506,207

Food Products — 0.2%

Dairy Farmers of America, Inc., 7.875%(3)	4,700	$472,350

Ocean Spray Cranberries, Inc., Series A, 6.25%(3)	540	46,980

		$519,330

Independent Power and Renewable Electricity Producers — 0.0%(1)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(4)	3,175	$88,114

		$88,114

Multi-Utilities — 0.1%

DTE Energy Co., Series C, 5.25%	9,407	$239,314

		$239,314

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	23,750	$536,987

		$536,987

18	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Shares	Value

Pipelines — 0.0%(1)

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(4)		2,970	$75,082

			$75,082

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P., Series A2, 6.375%		9,125	$250,299

			$250,299

Total Preferred Stocks (identified cost $2,876,361)			$2,633,753

Corporate Bonds & Notes — 38.6%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.6%

BWX Technologies, Inc., 5.375%, 7/15/26(3)		215	$228,771

F-Brasile SpA/F-Brasile US LLC, 7.375%, 8/15/26(3)		200	210,000

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	214,000

TransDigm, Inc., 5.50%, 11/15/27(3)(5)		370	369,700

TransDigm, Inc., 6.25%, 3/15/26(3)		419	449,901

TransDigm, Inc., 6.50%, 5/15/25		30	31,238

TransDigm, Inc., 7.50%, 3/15/27		327	353,977

			$1,857,587

Auto Components — 0.7%

Garrett LX I S.a.r.l./Garrett Borrowing, LLC, 5.125%, 10/15/26(6)	EUR	275	$286,897

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.375%, 5/15/26(6)	EUR	881	993,928

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 5/15/27(3)		824	830,180

			$2,111,005

Automobiles — 0.1%

General Motors Co., 5.00%, 4/1/35		45	$45,961

General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(4)(7)		317	306,628

			$352,589

Banks — 2.4%

Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(4)(7)		400	$393,860

Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(7)		220	242,077

Barclays PLC, 7.75% to 9/15/23(4)(7)		495	527,529

Security		Principal Amount* (000’s omitted)	Value

Banks (continued)

CIT Group, Inc., 6.125%, 3/9/28		105	$124,163

Citigroup, Inc., 5.95% to 1/30/23(4)(7)		125	132,411

Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(7)		195	209,862

Citigroup, Inc., Series T, 6.25% to 8/15/26(4)(7)		196	221,158

Credit Suisse Group AG, 7.50% to 7/17/23(3)(4)(7)		208	224,456

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(7)		220	229,477

Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(7)		460	467,309

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(7)		215	240,969

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(7)		598	656,924

Lloyds Banking Group PLC, 7.50% to 9/27/25(4)(7)		400	440,418

Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(7)		389	445,891

Societe Generale SA, 6.75% to 4/6/28(3)(4)(7)		210	221,739

Societe Generale SA, 7.375% to 10/4/23(3)(4)(7)		200	213,893

Vivion Investments S.a.r.l., 3.00%, 8/8/24(6)	EUR	2,000	2,227,253

Zions Bancorp NA, 5.80% to 6/15/23(4)(7)		88	90,483

			$7,309,872

Biotechnology — 0.4%

Grifols S.A., 3.20%, 5/1/25(6)	EUR	1,075	$1,228,459

			$1,228,459

Building Products — 0.8%

Builders FirstSource, Inc., 5.625%, 9/1/24(3)		133	$138,653

Builders FirstSource, Inc., 6.75%, 6/1/27(3)		76	82,840

Masonite International Corp., 5.375%, 2/1/28(3)		105	111,431

Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(3)		1,000	1,030,000

Standard Industries, Inc., 5.50%, 2/15/23(3)		111	113,742

Standard Industries, Inc., 6.00%, 10/15/25(3)		525	553,875

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(3)		196	217,315

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(3)		146	163,768

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		74	79,920

			$2,491,544

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(4)		150	$156,750

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(7)		450	461,934

			$618,684

Casino & Gaming — 0.3%

Cinemark USA, Inc., 4.875%, 6/1/23		430	$437,525

GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	30,682

19	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)

GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	$121,236

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(3)		156	156,047

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(3)		287	310,319

			$1,055,809

Chemicals — 0.5%

Hexion, Inc., 7.875%, 7/15/27(3)		89	$86,107

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(3)		220	222,200

SPCM SA., 4.875%, 9/15/25(3)		200	207,500

Valvoline, Inc., 5.50%, 7/15/24		45	46,927

Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(3)		58	46,426

W.R. Grace & Co., 5.125%, 10/1/21(3)		750	781,875

			$1,391,035

Commercial Services & Supplies — 2.0%

Advanced Disposal Services, Inc., 5.625%, 11/15/24(3)		170	$177,863

Arena Luxembourg Finance S.a.r.l., 2.75%, (3 mo. EURIBOR + 2.75%), 11/1/23(6)(8)	EUR	400	449,954

Ashtead Capital, Inc., 4.00%, 5/1/28(3)(5)		200	201,250

Clean Harbors, Inc., 4.875%, 7/15/27(3)		101	105,539

Clean Harbors, Inc., 5.125%, 7/15/29(3)		61	65,118

Covanta Holding Corp., 5.875%, 3/1/24		500	515,000

Covanta Holding Corp., 5.875%, 7/1/25		95	98,919

GFL Environmental, Inc., 5.375%, 3/1/23(3)		270	279,112

GFL Environmental, Inc., 8.50%, 5/1/27(3)		521	574,402

GW B-CR Security Corp., 9.50%, 11/1/27(3)		193	198,790

Harsco Corp., 5.75%, 7/31/27(3)		54	56,229

IPD 3 B.V., 4.50%, 7/15/22(6)	EUR	125	142,710

KAR Auction Services, Inc., 5.125%, 6/1/25(3)		231	242,261

Loxam SAS, 2.875%, 4/15/26(6)	EUR	475	521,821

Loxam SAS, 5.75%, 7/15/27(6)	EUR	450	486,633

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(3)		158	166,512

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	619,437

Team Health Holdings, Inc., 6.375%, 2/1/25(3)		84	54,600

Tervita Escrow Corp., 7.625%, 12/1/21(3)		326	322,740

TMS International Holding Corp., 7.25%, 8/15/25(3)		133	110,390

Verisure Holding AB, 3.50%, 5/15/23(6)	EUR	540	622,937

			$6,012,217

Security		Principal Amount* (000’s omitted)	Value

Communications Equipment — 0.8%

CommScope Technologies, LLC, 5.00%, 3/15/27(3)		341	$280,472

CommScope Technologies, LLC, 6.00%, 6/15/25(3)		124	111,631

Crystal Almond S.a.r.l, 4.25%, 10/15/24(6)	EUR	469	525,691

Matterhorn Telecom SA, 3.125%, 9/15/26(6)	EUR	980	1,099,552

Riverbed Technology, Inc., 8.875%, 3/1/23(3)		535	248,775

Sprint Communications, Inc., 6.00%, 11/15/22		75	79,500

			$2,345,621

Consumer Finance — 0.4%

CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	$1,199,924

William Carter Co. (The), 5.625%, 3/15/27(3)		144	154,080

			$1,354,004

Containers & Packaging — 0.5%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(3)		120	$123,414

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(3)		140	145,162

Trivium Packaging Finance B.V., 3.75%, 8/15/26(6)	EUR	780	906,297

Trivium Packaging Finance B.V., 5.50%, 8/15/26(3)		200	210,250

			$1,385,123

Distributors — 0.5%

Core & Main Holdings, L.P., 8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(3)(9)		214	$213,732

IAA, Inc., 5.50%, 6/15/27(3)		97	104,168

Parts Europe SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(6)(8)	EUR	662	737,363

Parts Europe SA, 5.50%, (3 mo. EURIBOR + 5.50%), 5/1/22(6)(8)	EUR	340	379,202

Performance Food Group, Inc., 5.50%, 10/15/27(3)		169	179,563

			$1,614,028

Diversified Consumer Services — 0.7%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(6)		1,050	$1,092,000

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(3)		267	277,680

Laureate Education, Inc., 8.25%, 5/1/25(3)		745	812,050

			$2,181,730

Diversified Financial Services — 0.9%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(3)		107	$114,490

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(3)		350	$378,525

Credito Real SAB de CV, 9.50%, 2/7/26(3)		200	230,500

DAE Funding, LLC, 4.50%, 8/1/22(3)		155	158,205

DAE Funding, LLC, 5.00%, 8/1/24(3)		255	266,807

GFL Environmental, Inc., 7.00%, 6/1/26(3)		245	260,313

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	118,019

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		291	309,187

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		120	126,300

Louvre Bidco SAS, 4.25%, 9/30/24(6)	EUR	215	245,371

Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(3)		340	362,933

West Corp., 8.50%, 10/15/25(3)		186	141,360

			$2,712,010

Diversified Telecommunication Services — 0.0%(1)

CenturyLink, Inc., 7.50%, 4/1/24		6	$6,825

Level 3 Financing, Inc., 5.25%, 3/15/26		90	94,162

Level 3 Financing, Inc., 5.375%, 1/15/24		35	35,744

			$136,731

Electric Utilities — 1.0%

AES Corp. (The), 5.50%, 4/15/25		14	$14,573

AES Corp. (The), 6.00%, 5/15/26		45	48,220

Drax Finco PLC, 6.625%, 11/1/25(3)		1,000	1,063,750

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(4)		155	171,045

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(3)		95	99,156

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(3)		150	153,563

NRG Energy, Inc., 5.25%, 6/15/29(3)		122	131,303

Pattern Energy Group, Inc., 5.875%, 2/1/24(3)		60	61,800

Southern California Edison Co., Series E, 6.25% to 2/1/22(4)(7)		273	266,965

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		192	200,918

TerraForm Power Operating, LLC, 4.25%, 1/31/23(3)		95	98,325

TerraForm Power Operating, LLC, 5.00%, 1/31/28(3)		145	153,656

Vistra Energy Corp., 8.125%, 1/30/26(3)		190	204,250

Vistra Operations Co., LLC, 5.00%, 7/31/27(3)		406	421,225

			$3,088,749

Security		Principal Amount* (000’s omitted)	Value

Electrical Equipment — 0.0%(1)

Sensata Technologies, Inc., 4.375%, 2/15/30(3)		112	$113,050

			$113,050

Electronic Equipment, Instruments & Components — 0.2%

Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(6)	EUR	630	$742,939

			$742,939

Entertainment — 1.0%

Cedar Fair, L.P., 5.25%, 7/15/29(3)		58	$62,495

EIG Investors Corp., 10.875%, 2/1/24		480	487,200

Entertainment One, Ltd., 4.625%, 7/15/26(6)	GBP	545	767,911

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(3)		226	240,407

Golden Entertainment, Inc., 7.625%, 4/15/26(3)		100	105,375

Netflix, Inc., 4.875%, 6/15/30(3)		234	237,159

Netflix, Inc., 5.875%, 11/15/28		300	331,125

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(6)	GBP	300	398,281

Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		369	380,716

			$3,010,669

Equity Real Estate Investment Trusts (REITs) — 0.3%

Equinix, Inc., 5.375%, 5/15/27		115	$125,063

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100	106,750

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		200	221,000

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(3)		101	114,256

SBA Communications Corp., 4.00%, 10/1/22		150	153,772

SBA Communications Corp., 4.875%, 9/1/24		55	57,338

			$778,179

Food Products — 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(3)		181	$194,801

Dole Food Co., Inc., 7.25%, 6/15/25(3)		107	102,453

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(3)		291	314,280

Post Holdings, Inc., 5.00%, 8/15/26(3)		85	88,727

Post Holdings, Inc., 5.50%, 3/1/25(3)		190	199,757

Post Holdings, Inc., 5.50%, 12/15/29(3)		98	103,557

Post Holdings, Inc., 5.625%, 1/15/28(3)		175	187,906

US Foods, Inc., 5.875%, 6/15/24(3)		510	527,212

			$1,718,693

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(4)(7)	280	$284,400

		$284,400

Health Care Equipment & Supplies — 1.3%

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(3)	121	$126,748

Centene Corp., 4.75%, 1/15/25	300	311,103

Centene Corp., 5.375%, 6/1/26(3)	445	472,145

Centene Corp., 6.125%, 2/15/24	340	353,920

Hill-Rom Holdings, Inc., 4.375%, 9/15/27(3)	56	57,820

Hologic, Inc., 4.375%, 10/15/25(3)	70	72,067

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(3)	437	453,387

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(3)	326	342,691

MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(3)	1,174	1,100,625

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(3)	429	471,900

Select Medical Corp., 6.25%, 8/15/26(3)	96	102,480

		$3,864,886

Health Care Providers & Services — 1.4%

Charles River Laboratories International, Inc., 4.25%, 5/1/28(3)	90	$91,922

Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(3)(9)	185	187,081

Eagle Holding Co. II, LLC, 7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(3)(9)	411	418,192

Encompass Health Corp., 4.50%, 2/1/28	90	92,250

Encompass Health Corp., 4.75%, 2/1/30	110	113,713

HCA, Inc., 5.00%, 3/15/24	110	120,111

HCA, Inc., 5.375%, 9/1/26	270	294,975

HCA, Inc., 5.625%, 9/1/28	330	371,662

HCA, Inc., 5.875%, 2/15/26	750	845,625

HCA, Inc., 5.875%, 2/1/29	190	215,650

Tenet Healthcare Corp., 4.625%, 9/1/24(3)	49	50,316

Tenet Healthcare Corp., 4.875%, 1/1/26(3)	290	300,331

Tenet Healthcare Corp., 5.125%, 11/1/27(3)	290	302,682

Tenet Healthcare Corp., 6.75%, 6/15/23	260	276,575

WellCare Health Plans, Inc., 5.25%, 4/1/25	318	333,999

WellCare Health Plans, Inc., 5.375%, 8/15/26(3)	261	278,291

		$4,293,375

Hotels, Restaurants & Leisure — 1.8%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 3.875%, 1/15/28(3)	119	$119,928

Security		Principal Amount* (000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(3)		325	$334,344

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(3)		504	520,380

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(3)		232	238,090

Eldorado Resorts, Inc., 6.00%, 4/1/25		141	148,931

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(3)		490	505,925

Golden Nugget, Inc., 6.75%, 10/15/24(3)		266	274,672

Golden Nugget, Inc., 8.75%, 10/1/25(3)		155	163,525

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(3)		342	363,375

Melco Resorts Finance, Ltd., 5.625%, 7/17/27(3)		200	209,094

Merlin Entertainments PLC, 5.75%, 6/15/26(3)		200	213,750

MGM Resorts International, 5.75%, 6/15/25		240	267,600

Motion Bondco DAC, 4.50%, 11/15/27(5)(6)	EUR	210	238,934

NCL Corp., Ltd., 4.75%, 12/15/21(3)		121	122,966

Scientific Games International, Inc., 10.00%, 12/1/22		229	236,156

Viking Cruises, Ltd., 5.875%, 9/15/27(3)		730	777,450

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(3)		213	222,319

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp., 5.125%, 10/1/29(3)		219	229,266

Yum! Brands, Inc., 4.75%, 1/15/30(3)		138	145,072

			$5,331,777

Household Products — 0.2%

Central Garden & Pet Co., 5.125%, 2/1/28		50	$51,615

Central Garden & Pet Co., 6.125%, 11/15/23		235	244,106

Energizer Holdings, Inc., 6.375%, 7/15/26(3)		64	68,403

Spectrum Brands, Inc., 5.00%, 10/1/29(3)		73	74,825

Spectrum Brands, Inc., 5.75%, 7/15/25		120	125,700

			$564,649

Independent Power and Renewable Electricity Producers — 0.4%

Calpine Corp., 5.25%, 6/1/26(3)		150	$156,563

Calpine Corp., 5.50%, 2/1/24		45	45,281

Calpine Corp., 5.75%, 1/15/25		295	303,481

NRG Energy, Inc., 5.75%, 1/15/28		210	228,112

NRG Energy, Inc., 7.25%, 5/15/26		350	384,573

			$1,118,010

Industrial Conglomerates — 0.1%

Advanced Drainage Systems, Inc., 5.00%, 9/30/27(3)		46	$47,150

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates (continued)

Hillman Group, Inc. (The), 6.375%, 7/15/22(3)		139	$128,575

			$175,725

Insurance — 0.8%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(3)		401	$418,087

Ardonagh Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	250	304,263

Galaxy Bidco, Ltd., 6.50%, 7/31/26(6)	GBP	650	856,186

Galaxy Finco, Ltd., 9.25%, 7/31/27(6)	GBP	175	220,452

GTCR AP Finance, Inc., 8.00%, 5/15/27(3)		100	102,500

Hub International, Ltd., 7.00%, 5/1/26(3)		415	428,487

USI, Inc., 6.875%, 5/1/25(3)		169	172,380

			$2,502,355

Machinery — 0.3%

Cloud Crane, LLC, 10.125%, 8/1/24(3)		190	$201,162

Colfax Corp., 6.00%, 2/15/24(3)		83	88,499

Colfax Corp., 6.375%, 2/15/26(3)		136	147,560

Granite Holdings US Acquisition Co., 11.00%, 10/1/27(3)		93	86,723

Navistar International Corp., 6.625%, 11/1/25(3)		430	440,750

			$964,694

Media — 4.3%

Altice Finco S.A., 4.75%, 1/15/28(6)	EUR	1,050	$1,142,301

Altice France S.A., 3.375%, 1/15/28(6)	EUR	439	491,593

Altice France S.A., 5.50%, 1/15/28(3)		281	286,971

Altice France S.A., 7.375%, 5/1/26(3)		455	488,372

Altice France S.A., 8.125%, 2/1/27(3)		750	833,437

Altice Luxembourg SA, 8.00%, 5/15/27(6)	EUR	505	619,234

Altice Luxembourg SA, 10.50%, 5/15/27(3)		253	286,839

AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	430,281

Cablevision Systems Corp., 5.875%, 9/15/22		50	54,063

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(3)		322	328,842

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(3)		110	117,700

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(3)		1,130	1,180,850

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(3)		230	239,989

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(3)		42	46,279

CSC Holdings, LLC, 5.50%, 5/15/26(3)		200	211,250

CSC Holdings, LLC, 5.75%, 1/15/30(3)		519	546,896

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

CSC Holdings, LLC, 6.75%, 11/15/21		500	$540,000

CSC Holdings, LLC, 7.50%, 4/1/28(3)		200	226,000

CSC Holdings, LLC, 10.875%, 10/15/25(3)		422	477,001

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(3)		369	386,066

Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/27(3)		369	380,992

DISH DBS Corp., 7.75%, 7/1/26		119	120,351

iHeartCommunications, Inc., 6.375%, 5/1/26		8	8,840

iHeartCommunications, Inc., 8.375%, 5/1/27		110	118,330

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(3)		200	205,250

Live Nation Entertainment, Inc., 4.75%, 10/15/27(3)		185	193,344

MDC Partners, Inc., 6.50%, 5/1/24(3)		139	133,614

Nexstar Escrow, Inc., 5.625%, 7/15/27(3)		146	154,351

Scripps Escrow, Inc., 5.875%, 7/15/27(3)		190	195,168

Sirius XM Radio, Inc., 4.625%, 7/15/24(3)		291	304,822

Sirius XM Radio, Inc., 5.00%, 8/1/27(3)		218	229,990

Summer BC Holdco B S.a.r.l, 5.75%, 10/31/26(6)	EUR	520	582,131

TEGNA, Inc., 5.00%, 9/15/29(3)		181	183,715

Ziggo B.V., 4.25%, 1/15/27(6)	EUR	870	1,047,756

Ziggo B.V., 4.875%, 1/15/30(3)		200	204,314

			$12,996,932

Metals & Mining — 2.1%

Alcoa Nederland Holding B.V., 6.125%, 5/15/28(3)		200	$215,000

Alcoa Nederland Holding B.V., 7.00%, 9/30/26(3)		770	840,262

Allegheny Ludlum, LLC, 6.95%, 12/15/25		1,050	1,094,625

Allegheny Technologies, Inc., 5.95%, 1/15/21		50	51,750

Allegheny Technologies, Inc., 7.875%, 8/15/23		330	360,624

BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(3)(4)		270	316,972

Bombardier, Inc., 6.00%, 10/15/22(3)		637	624,260

Bombardier, Inc., 6.125%, 1/15/23(3)		168	164,640

Bombardier, Inc., 7.875%, 4/15/27(3)		232	219,820

Centennial Resource Production, LLC, 5.375%, 1/15/26(3)		320	301,600

Eldorado Gold Corp., 9.50%, 6/1/24(3)		97	105,245

First Quantum Minerals, Ltd., 6.875%, 3/1/26(3)		200	196,750

First Quantum Minerals, Ltd., 7.25%, 4/1/23(3)		365	367,966

Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	78,188

Freeport-McMoRan, Inc., 5.45%, 3/15/43		222	207,570

Hecla Mining Co., 6.875%, 5/1/21		131	129,690

Hudbay Minerals, Inc., 7.25%, 1/15/23(3)		115	119,301

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(3)		179	182,870

Novelis Corp., 5.875%, 9/30/26(3)		180	189,468

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)

Novelis Corp., 6.25%, 8/15/24(3)		625	$656,250

			$6,422,851

Multi-Utilities — 0.3%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(7)		425	$451,866

Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	375	499,728

			$951,594

Oil, Gas & Consumable Fuels — 4.8%

Aker BP ASA, 4.75%, 6/15/24(3)		150	$156,375

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		105	113,148

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		24	25,980

Antero Resources Corp., 5.375%, 11/1/21		1,000	897,500

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(3)		342	263,340

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(3)		505	480,406

Berry Petroleum Co., LLC, 7.00%, 2/15/26(3)		115	107,525

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25		145	114,550

Centennial Resource Production, LLC, 6.875%, 4/1/27(3)		284	279,740

Cheniere Energy Partners, L.P., 5.25%, 10/1/25		235	244,106

Citgo Holding, Inc., 9.25%, 8/1/24(3)		229	239,591

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		110	115,225

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		120	126,300

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(3)		635	623,106

CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22		256	259,200

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(4)(7)		160	154,243

Diamondback Energy, Inc., 4.75%, 11/1/24		60	62,175

Diamondback Energy, Inc., 5.375%, 5/31/25		140	146,650

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(3)		155	160,428

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(3)		205	216,792

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(7)		392	271,186

Enterprise Products Operating, LLC, Series E, 5.25% to 8/16/27, 8/16/77(4)		455	468,095

EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(3)(10)		80	56,000

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(3)	269	$115,670

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(3)	195	80,925

Gran Tierra Energy, Inc., 7.75%, 5/23/27(3)	250	240,000

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(3)	757	618,847

Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 10/1/25(3)	3	2,693

Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(3)	401	340,850

Jagged Peak Energy, LLC, 5.875%, 5/1/26	86	87,290

Matador Resources Co., 5.875%, 9/15/26	370	357,050

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(3)	275	187,000

Murphy Oil USA, Inc., 4.75%, 9/15/29	131	137,059

Murphy Oil USA, Inc., 5.625%, 5/1/27	65	70,084

Neptune Energy Bondco PLC, 6.625%, 5/15/25(6)	1,225	1,225,000

Neptune Energy Bondco PLC, 6.625%, 5/15/25(3)	300	300,000

Newfield Exploration Co., 5.625%, 7/1/24	65	71,315

Nine Energy Service, Inc., 8.75%, 11/1/23(3)	110	83,600

Odebrecht Oil & Gas Finance, Ltd., 0.0%(3)(7)	862	9,911

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(3)	75	77,252

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(3)	140	144,827

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(3)	137	142,138

Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(3)	150	156,563

PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	100	103,500

PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	588	616,665

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(7)	710	663,154

Precision Drilling Corp., 6.50%, 12/15/21	8	8,007

Precision Drilling Corp., 7.125%, 1/15/26(3)	75	65,250

Precision Drilling Corp., 7.75%, 12/15/23	10	9,500

Seven Generations Energy, Ltd., 5.375%, 9/30/25(3)	255	249,581

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(3)	440	371,800

SM Energy Co., 5.625%, 6/1/25	85	72,464

SM Energy Co., 6.125%, 11/15/22	326	312,145

SM Energy Co., 6.625%, 1/15/27	155	130,975

SM Energy Co., 6.75%, 9/15/26	196	169,050

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	145	149,169

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26	155	162,378

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27(3)	102	109,397

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.875%, 1/15/29(3)	203	$220,001

Teleflex, Inc., 4.625%, 11/15/27	160	168,200

Transocean Guardian, Ltd., 5.875%, 1/15/24(3)	156	156,529

Transocean Pontus, Ltd., 6.125%, 8/1/25(3)	107	107,067

Transocean Poseidon, Ltd., 6.875%, 2/1/27(3)	51	51,677

Transocean, Inc., 7.25%, 11/1/25(3)	228	202,350

Transocean, Inc., 7.50%, 1/15/26(3)	84	75,180

Whiting Petroleum Corp., 5.75%, 3/15/21	113	106,785

WPX Energy, Inc., 5.25%, 10/15/27	67	65,325

		$14,375,884

Pharmaceuticals — 0.8%

Bausch Health Americas, Inc., 8.50%, 1/31/27(3)	448	$505,120

Bausch Health Americas, Inc., 9.25%, 4/1/26(3)	105	119,046

Bausch Health Cos., Inc., 5.50%, 3/1/23(3)	47	47,588

Bausch Health Cos., Inc., 5.50%, 11/1/25(3)	129	135,290

Bausch Health Cos., Inc., 5.75%, 8/15/27(3)	72	78,367

Bausch Health Cos., Inc., 5.875%, 5/15/23(3)	24	24,438

Bausch Health Cos., Inc., 6.125%, 4/15/25(3)	60	62,438

Bausch Health Cos., Inc., 6.50%, 3/15/22(3)	155	159,875

Bausch Health Cos., Inc., 7.00%, 3/15/24(3)	281	294,678

Bausch Health Cos., Inc., 7.00%, 1/15/28(3)	94	101,637

Bausch Health Cos., Inc., 7.25%, 5/30/29(3)	98	108,167

Bausch Health Cos., Inc., 9.00%, 12/15/25(3)	245	276,801

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(3)	270	280,125

Vizient, Inc., 6.25%, 5/15/27(3)	67	72,422

		$2,265,992

Pipelines — 0.9%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	57	$46,455

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(3)	242	181,500

Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25	193	214,489

Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	122	140,615

Cheniere Energy Partners, L.P., 4.50%, 10/1/29(3)	371	379,811

Cheniere Energy Partners, L.P., 5.625%, 10/1/26	215	228,169

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(3)	190	191,904

Energy Transfer Operating, L.P., 5.875%, 1/15/24	15	16,668

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(7)	504	469,486

EnLink Midstream, LLC, 5.375%, 6/1/29	166	147,740

Security	Principal Amount* (000’s omitted)	Value

Pipelines (continued)

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(3)	123	$116,563

Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(3)	60	62,775

MPLX, L.P., 6.375%, 5/1/24(3)	105	110,378

NGPL PipeCo, LLC, 4.375%, 8/15/22(3)	50	51,944

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(3)	143	134,777

Williams Cos., Inc. (The), 5.75%, 6/24/44	85	98,163

		$2,591,437

Real Estate Investment Trusts (REITs) — 0.3%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(3)	287	$300,274

ESH Hospitality, Inc., 4.625%, 10/1/27(3)	225	226,147

ESH Hospitality, Inc., 5.25%, 5/1/25(3)	160	165,400

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(3)	274	286,330

RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	67	68,675

		$1,046,826

Real Estate Management & Development — 0.4%

AT Securities B.V., 5.25% to 7/21/23(4)(6)(7)	1,250	$1,268,714

		$1,268,714

Software — 0.2%

CDK Global, Inc., 5.25%, 5/15/29(3)	96	$102,060

j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(3)	255	271,894

SS&C Technologies, Inc., 5.50%, 9/30/27(3)	95	101,531

		$475,485

Specialty Retail — 0.1%

Entegris, Inc., 4.625%, 2/10/26(3)	77	$79,659

Party City Holdings, Inc., 6.125%, 8/15/23(3)	101	101,757

Party City Holdings, Inc., 6.625%, 8/1/26(3)	58	56,260

		$237,676

Technology Hardware, Storage & Peripherals — 0.2%

Dell International, LLC/EMC Corp., 5.45%, 6/15/23(3)	135	$146,856

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(3)	136	138,262

Dell International, LLC/EMC Corp., 6.02%, 6/15/26(3)	315	359,757

MTS Systems Corp., 5.75%, 8/15/27(3)	77	80,850

		$725,725

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 2.1%

CommScope, Inc., 8.25%, 3/1/27(3)		354	$336,647

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(3)		447	463,763

eircom Finance DAC, 3.50%, 5/15/26(6)	EUR	510	597,426

Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	155,875

Hughes Satellite Systems Corp., 6.625%, 8/1/26		95	103,075

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		30	28,200

Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(3)		200	206,800

Intelsat Jackson Holdings S.A., 8.50%, 10/15/24(3)		216	218,093

Sable International Finance, Ltd., 5.75%, 9/7/27(3)		200	208,750

Sprint Capital Corp., 6.875%, 11/15/28		556	604,650

Sprint Corp., 7.875%, 9/15/23		1,858	2,055,412

T-Mobile USA, Inc., 4.50%, 2/1/26		155	160,425

T-Mobile USA, Inc., 4.75%, 2/1/28		170	179,775

Telecom Italia SpA, 3.00%, 9/30/25(6)	EUR	520	624,427

Telecom Italia SpA, 5.303%, 5/30/24(3)		337	361,854

ViaSat, Inc., 5.625%, 4/15/27(3)		143	151,001

			$6,456,173

Toys, Games & Hobbies — 0.2%

Mattel, Inc., 6.75%, 12/31/25(3)		478	$501,302

			$501,302

Transportation — 0.3%

CMA CGM S.A., 5.25%, 1/15/25(6)	EUR	127	$96,494

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(3)		260	265,850

XPO Logistics, Inc., 6.125%, 9/1/23(3)		80	82,600

XPO Logistics, Inc., 6.50%, 6/15/22(3)		375	382,969

			$827,913

Water Utilities — 0.2%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(6)	GBP	475	$577,651

			$577,651

Wireless Telecommunication Services — 0.1%

Sprint Corp., 7.625%, 3/1/26		157	$174,074

			$174,074

Total Corporate Bonds & Notes (identified cost $114,919,990)			$116,606,427

Senior Floating-Rate Loans — 2.0%(11)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.0%(1)

TransDigm, Inc., Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$131	$130,390

		$130,390

Business Equipment and Services — 0.1%

EIG Investors Corp., Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$421	$400,207

		$400,207

Cable and Satellite Television — 0.1%

CSC Holdings, LLC, Term Loan, 4.33%, (3 mo. USD LIBOR + 2.50%), Maturing 4/15/27	$152	$151,619

		$151,619

Electronics/Electrical — 0.3%

Applied Systems, Inc., Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$347	$345,634

Cortes NP Acquisition Corporation, Term Loan, 5.93%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	314	297,461

SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	52	52,191

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	79	78,983

SS&C Technologies, Inc., Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	290	291,466

		$1,065,735

Financial Intermediaries — 0.1%

Navistar International Corporation, Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$282	$279,164

		$279,164

Food Products — 0.1%

HLF Financing S.a.r.l., Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$292	$293,302

		$293,302

Health Care — 0.2%

Envision Healthcare Corporation, Term Loan, Maturing 10/10/25(12)	$189	$153,368

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	307	307,579

National Mentor Holdings, Inc., Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	19	19,038

		$479,985

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Home Furnishings — 0.0%(1)

Hillman Group, Inc. (The), Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	$115	$109,404

		$109,404

Insurance — 0.4%

Asurion, LLC, Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$1,221	$1,229,286

		$1,229,286

Lodging and Casinos — 0.1%

Stars Group Holdings B.V. (The), Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	$183	$183,867

		$183,867

Radio and Television — 0.1%

iHeartCommunications, Inc., Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing 5/1/26	$28	$28,332

iHeartCommunications, Inc., Term Loan, Maturing 5/1/26(12)	272	179,067

		$207,399

Steel — 0.3%

Big River Steel, LLC, Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$172	$170,911

GrafTech Finance, Inc., Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	694	667,054

		$837,965

Telecommunications — 0.1%

CenturyLink, Inc., Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing 1/31/25	$311	$308,799

Intelsat Jackson Holdings S.A., Term Loan, 6.63%, Maturing 1/2/24(13)	110	112,860

		$421,659

Utilities — 0.1%

TEX Operations Co., LLC, Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing 8/4/23	$335	$336,748

		$336,748

Total Senior Floating-Rate Loans (identified cost $6,194,709)		$6,126,730

Exchange-Traded Funds — 0.5%
Security	Shares	Value

Equity Funds — 0.5%

First Trust Preferred Securities and Income ETF	70,885	$1,409,194

Total Exchange-Traded Funds (identified cost $1,369,444)		$1,409,194

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(2)(14)	$200,000	$0

Total Miscellaneous (identified cost $0)		$0

Warrants — 0.0%(1)
Security	Shares	Value

Media — 0.0%(1)

iHeartMedia, Inc., Class A, Exp. 5/1/39(2)	1,071	$14,860

Total Warrants (identified cost $19,546)		$14,860

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(15)	1,345,311	$1,345,311

Total Short-Term Investments (identified cost $1,345,310)		$1,345,311

Total Investments — 98.8% (identified cost $272,424,644)		$298,267,916

Other Assets, Less Liabilities — 1.2%		$3,751,980

Net Assets — 100.0%		$302,019,896

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Portfolio of Investments — continued

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $60,105,577 or 19.9% of the Portfolio’s net assets.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	When-issued security.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $25,447,413 or 8.4% of the Portfolio’s net assets.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	Issuer is in default with respect to interest and/or principal payments.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(12)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(13)	Fixed-rate loan.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	59.4%	$177,312,683

United Kingdom	8.8	26,155,210

Japan	4.0	11,907,292

France	3.9	11,510,399

Canada	3.6	10,684,780

Spain	3.1	9,421,101

Luxembourg	2.5	7,498,908

Switzerland	2.1	6,317,533

Netherlands	2.0	5,971,227

Sweden	1.9	5,823,548

Germany	1.7	5,052,721

Denmark	1.0	2,889,952

Belgium	0.8	2,377,663

Taiwan	0.7	2,175,533

United Arab Emirates	0.7	2,166,492

Australia	0.7	2,088,803

Italy	0.7	1,983,410

Ireland	0.6	1,939,818

Hong Kong	0.5	1,512,973

China	0.3	838,598

Zambia	0.2	564,716

New Zealand	0.1	268,576

Mexico	0.1	230,500

Norway	0.1	156,375

Brazil	0.0 (1)	9,911

Exchange-Traded Funds	0.5	1,409,194

Total Investments	100.0%	$298,267,916

(1)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $271,079,334)	$296,922,605

Affiliated investment, at value (identified cost, $1,345,310)	1,345,311

Cash	24,025

Foreign currency, at value (identified cost, $748,292)	750,312

Interest and dividends receivable	2,079,849

Dividends receivable from affiliated investment	687

Receivable for investments sold	1,053,872

Tax reclaims receivable	2,143,622

Total assets	$304,320,283

Liabilities

Payable for investments purchased	$1,215,519

Payable for when-issued securities	802,585

Payable to affiliates:

Investment adviser fee	139,659

Trustees’ fees	1,426

Accrued expenses	141,198

Total liabilities	$2,300,387

Net Assets applicable to investors’ interest in Portfolio	$302,019,896

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $1,007,901)	$9,027,735

Interest (net of foreign taxes, $23,922)	7,467,706

Dividends from affiliated investment	87,117

Total investment income	$16,582,558

Expenses

Investment adviser fee	$1,839,059

Trustees’ fees and expenses	16,565

Custodian fee	172,568

Legal and accounting services	59,201

Miscellaneous	44,971

Total expenses	$2,132,364

Net investment income	$14,450,194

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(6,492,579)

Investment transactions — affiliated investment	82

Financial futures contracts	(390,797)

Foreign currency transactions	(87,387)

Net realized loss	$(6,970,681)

Change in unrealized appreciation (depreciation) —

Investments	$25,223,820

Investments — affiliated investment	219

Foreign currency	27,678

Net change in unrealized appreciation (depreciation)	$25,251,717

Net realized and unrealized gain	$18,281,036

Net increase in net assets from operations	$32,731,230

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$14,450,194	$12,297,508

Net realized gain (loss)	(6,970,681)	9,137,041 (1)

Net change in unrealized appreciation (depreciation)	25,251,717	(23,312,588)

Net increase (decrease) in net assets from operations	$32,731,230	$(1,878,039)

Capital transactions —

Contributions	$4,524,358	$11,555,928

Withdrawals	(58,888,266)	(50,914,402)

Portfolio transaction fee	215,407	197,464

Net decrease in net assets from capital transactions	$(54,148,501)	$(39,161,010)

Net decrease in net assets	$(21,417,271)	$(41,039,049)

Net Assets

At beginning of year	$323,437,167	$364,476,216

At end of year	$302,019,896	$323,437,167

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Financial Highlights

	Year Ended October 31,			Period Ended October 31, 2016(1)
Ratios/Supplemental Data	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.70%	0.75%	0.75%	0.80	%(2)

Net investment income	4.72%	3.47%	4.56%	3.75	%(2)

Portfolio Turnover	86%	102%	143%	66	%(3)

Total Return	11.57%	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$302,020	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2019, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 97.9% and 2.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

33

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The

34

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Prior to May 1, 2019, the fee was computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and was payable monthly. On net assets of $500 million and over, the annual fee was reduced. Effective May 1, 2019, pursuant to a fee reduction agreement between the Portfolio and BMR, the annual investment adviser fee rate on average daily net assets up to $500 million was reduced to 0.55%. The annual fee rate was also reduced on average daily net assets of $500 million and over. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2019, the Portfolio’s investment adviser fee amounted to $1,839,059 or 0.60% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $257,133,064 and $295,982,344, respectively, for the year ended October 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, of the Portfolio at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$272,861,167

Gross unrealized appreciation	$32,729,294

Gross unrealized depreciation	(7,322,545)

Net unrealized appreciation	$25,406,749

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2019, there were no obligations outstanding under these financial instruments.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2019, the Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

35

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(390,797)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$8,079,000	$7,969,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Investments in Affiliated Funds

At October 31, 2019, the value of the Portfolio’s investment in affiliated funds was $1,345,311, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$2,714,915	$106,154,621	$(107,524,526)	$82	$219	$1,345,311	$87,117	1,345,311

36

Global Income Builder Portfolio

October 31, 2019

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$13,110,601	$3,818,433		$—	$16,929,034

Consumer Discretionary	9,061,079	8,342,284		—	17,403,363

Consumer Staples	6,252,103	7,903,989		—	14,156,092

Energy	8,446,909	—		—	8,446,909

Financials	16,489,473	10,789,632		—	27,279,105

Health Care	12,104,516	9,843,886		—	21,948,402

Industrials	10,946,798	13,881,198		—	24,827,996

Information Technology	14,988,485	8,757,154		—	23,745,639

Materials	—	6,202,083		—	6,202,083

Real Estate	3,343,260	—		—	3,343,260

Utilities	4,350,279	1,499,479		—	5,849,758

Total Common Stocks	$99,093,503	$71,038,138	**	$—	$170,131,641

Preferred Stocks

Consumer Staples	$—	$519,330		$—	$519,330

Energy	612,069	—		—	612,069

Financials	297,442	120,978		—	418,420

Real Estate	756,506	—		—	756,506

Utilities	239,314	88,114		—	327,428

Total Preferred Stocks	$1,905,331	$728,422		$—	$2,633,753

Corporate Bonds & Notes	$—	$116,606,427		$—	$116,606,427

Senior Floating-Rate Loans	—	6,126,730		—	6,126,730

Exchange-Traded Funds	1,409,194	—		—	1,409,194

Miscellaneous	—	—		0	0

Warrants	—	14,860		—	14,860

Short-Term Investments	—	1,345,311		—	1,345,311

Total Investments	$102,408,028	$195,859,888		$0	$298,267,916

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

37

Global Income Builder Portfolio

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the three years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

38

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

39

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

40

Eaton Vance

Global Income Builder NextShares

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

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Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Global Income Builder NextShares and Global Income Builder Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance Global Income Builder NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23214    10.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Global Income Builder NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2018 and October 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Global Income Builder NextShares

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$14,000	$14,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,450	$11,502
All Other Fees(3)	$0	$0

Total	$25,450	$25,652

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Years Ended	12/31/17	10/31/18	12/31/18	10/31/19
Audit Fees	$12,000	$14,000	$12,000	$14,150
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$8,439	$11,450	$9,739	$11,502
All Other Fees(3)	$0	$0	$0	$0

Total	$20,439	$25,450	$21,739	$25,652

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and

(ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/17	10/31/18	12/31/18	10/31/19
Registrant(1)	$8,439	$11,450	$9,739	$11,502
Eaton Vance(2)	$148,018	$126,485	$126,485	$59,903

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2019

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 23, 2019